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                                  EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 19, 2001 relating to the financial statements of Versicor Inc., which appears in Versicor Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.

/s/ PricewaterhouseCoopers LLP

San Jose, California
June 13, 2001




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